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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2002

IMH ASSETS CORP. (as depositor under an Indenture, dated as of August 28, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-5)


                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                   333-83600                  33-0705301
        ----------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On August 28, 2002, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-5 (the "Bonds"), were issued pursuant to an indenture, dated as of August 28, 2002 (the "Agreement"), between Impac CMB Trust Series 2002-5, a Delaware business trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate first lien and fixed-rate second lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $500,000,369 as of August 1, 2002.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 1, 2002.




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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

          99.1 Characteristics of the Mortgage Pool as of August 1, 2002, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-5.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IMH ASSETS CORP.

                                         By:      /s/ Richard J. Johnson
                                                  --------------------------
                                         Name:    Richard J. Johnson
                                         Title:   Chief Financial Officer

Dated: September 12, 2002




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                                  EXHIBIT INDEX



Exhibit Number            Description
--------------            -----------

99.1 Characteristics of the Mortgage Pool as of August 1, 2002, relating to IMH Assets Corp., Collateralized Asset-Backed, Series 2002-5.